Asset Retirement Obligation	12 Months Ended
Oct. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation
27.	Asset Retirement Obligation (ARO)
The Company's ARO represents the present value of future remediation costs, which are recorded in other long-term liabilities (Note 14) and increased the carrying amounts of the related assets in property, plant and equipment, net in the consolidated statements of financial position. The capitalized future site remediation costs are depreciated and the ARO is accreted over the life of the related assets which is included in depreciation and amortization expense in “Operating income (loss) from continuing operations”.

During the fourth quarter of fiscal 2010, the Company reassessed cost estimates and other assumptions used in the valuation of ARO based on new information available and changes in circumstances including regulatory requirements and established $5.5 million of additional ARO for its facility in Kanata, Ontario.

The fair value of the ARO is determined based on estimates. Considerable management judgment is required in estimating these obligations. The key assumptions include credit adjusted risk free interest rate, timing and the estimate of the remediation activities. Changes in these assumptions based on future information may result in adjustments to the estimated obligations over time.

A reconciliation of the ARO for the years ended October 31, 2011 and 2010 is as follows:

As of October 31	2011	2010
Asset retirement obligation – beginning of year	$10,598	$4,474
Liability incurred	-	-
Liability settled	-	-
Incremental ARO	-	5,457
Accretion expense	843	396
Foreign exchange and other	250	271
Asset retirement obligation – end of year	$11,691	$10,598

The Company has pledged a $15.5 million (October 31, 2010 ― $15.1 million) letter of credit in support of future site remediation costs.